GUINNESS ATKINSON ASIA FOCUS FUND

Schedule of Investments

at September 30, 2021 (Unaudited)

Shares	Common Stocks: 99.8%	Value

	Australia: 7.6%
40,819	Corporate Travel Management Ltd.	$713,424
19,149	Sonic Healthcare Ltd.	557,235
		1,270,659

	China: 58.6%
8,900	Alibaba Group Holding Ltd.	164,406
1,700	Alibaba Group Holding Ltd. - ADR	251,685
15,200	Autohome Inc. - ADR	713,336
2,900	Baidu Inc.* -ADR	445,875
276,000	China Lesso Group Holdings Ltd.	441,252
293,000	China Medical System Holdings Ltd.	534,886
66,500	China Merchants Bank Co., Ltd. - H Shares	528,725
205,000	Geely Automobile Holdings Ltd.	588,337
100,700	Inner Mongolia Yili Industrial Group Co., Ltd. - A Shares	587,612
7,800	JD.com Inc. - ADR	563,472
143,340	NARI Technology Co., Ltd. - A Shares	793,077
5,700	NetEase Inc. - ADR	486,780
56,000	Ping An Insurance Group Company of China Ltd. - H Shares	381,526
114,600	Sany Heavy Industry Co., Ltd. - A Shares	450,774
27,800	Shenzhou International	589,627
659,000	Sino Biopharmaceutical Ltd.	548,643
8,000	Tencent Holdings Ltd.	481,868
147,400	Venustech Group Inc. - A Shares	628,382
60,160	Wuxi Lead Intelligent Equipment Co., Ltd. - A Shares	643,795
		9,824,058

	Singapore: 4.3%
32,362	DBS Group Holdings Ltd.	715,955

	South Korea: 9.6%
38,530	Hanon Systems	505,082
430	LG Household & Health Care Ltd.	485,864
10,050	Samsung Electronics Co., Ltd.	621,086
		1,612,032

	Taiwan: 12.5%
73,000	Elite Material Co., Ltd.	$567,078
4,800	Largan Precision Co., Ltd.	374,577
32,000	Novatek Microelectronics Corp.	468,092
2	Shin Zu Shing Co., Ltd.	7
33,000	Taiwan Semiconductor Manufacturing Co., Ltd.	681,647
		2,091,401
	United States: 7.2%
4,500	Applied Materials Inc.	579,285
1,300	Broadcom Inc.	630,409
		1,209,694

	Total Common Stocks	$16,723,799
	(cost $11,144,714)

	Total Investments in Securities	16,723,799
	(cost $11,144,714): 99.8%

	Other Assets less Liabilities: 0.2%	28,302

	Net Assets: 100.0%	$16,752,101

*	Non-income producing security.

ADR - American Depository Receipt